UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3694
Oppenheimer Gold & Special Minerals Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: June 30
Date of reporting period: 12/30/2011

Item 1. Reports to Stockholders.

December 31, 2011

Oppenheimer

Gold & Special Minerals Fund

Management Commentary and Semiannual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

SEMIANNUAL REPORT

Listing of Top Holdings

Financial Statements

OppenheimerFunds®
The Right Way to Invest

Decembeer 31,2011 oppenheimer gold & special minerals fund Management commentary and semiannual report Management commentary An interview with your fund’s portfolio Manager semiannual report listing of top holdings financial statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Holdings

Barrick Gold Corp.	6.2%
Newmont Mining Corp.	5.6
Goldcorp, Inc.	4.9
Silver Wheaton Corp.	4.0
Agnico-Eagle Mines Ltd.	3.7
Kinross Gold Corp.	3.5
New Gold, Inc.	3.2
IAMGOLD Corp.	2.9
Eldorado Gold Corp.	2.9
Newcrest Mining Ltd.	2.6
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of investments.

7  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/19/83. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/7/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

8  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011

Class A	$1,000.00	$825.00	$5.63
Class B	1,000.00	821.80	8.93
Class C	1,000.00	822.40	8.38
Class N	1,000.00	823.90	6.64
Class Y	1,000.00	826.70	3.34

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.85	6.23
Class B	1,000.00	1,015.25	9.87
Class C	1,000.00	1,015.85	9.26
Class N	1,000.00	1,017.75	7.34
Class Y	1,000.00	1,021.35	3.70
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Class A	1.23%
Class B	1.95
Class C	1.83
Class N	1.45
Class Y	0.73
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS December 30, 2011* / Unaudited

	Shares	Value
Wholly-Owned Subsidiary—2.6%
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.[1,2] (Cost $98,659,025)	4,056	$92,032,048
Common Stocks—97.1%
Energy—0.4%
Oil, Gas & Consumable Fuels—0.4%
Uranium Energy Corp.[1,2,3]	4,800,000	14,688,000
Materials—96.7%
Metals & Mining—96.7%
Agnico-Eagle Mines Ltd.[3,4]	3,617,838	131,399,876
Agnico-Eagle Mines Ltd.[4]	55,870	2,031,886
Alacer Gold Corp.[2,3]	3,920,300	40,367,065
Alacer Gold Corp., Legend Shares[2]	3,000,000	30,890,798
Alamos Gold, Inc.[3]	5,297,350	91,257,416
Allied Nevada Gold Corp.[2,4]	1,011,000	30,613,080
Allied Nevada
Gold Corp.[2,3,4]	2,405,200	73,070,861
AngloGold Ashanti
Ltd., Sponsored ADR	1,180,000	50,091,000
Argonaut Gold, Inc.[2]	860,000	5,866,994
AuRico Gold, Inc.[2,3,4]	5,259,100	42,125,391
AuRico Gold, Inc.[2,4]	546,815	4,395,990
Aurizon Mines Ltd.[2]	4,792,757	23,522,734
Avion Gold Corp.[2]	7,899,933	12,562,347
B2Gold Corp.[2]	9,411,108	28,637,482
Banro Corp.[2,3,4]	2,727,268	10,090,892
Banro Corp.[2,4]	4,138,800	15,356,725
Barrick Gold Corp.[3]	4,887,015	221,137,429
Bear Creek Mining
Corp.[2]	4,070,333	14,143,783
Centamin plc[2]	18,400,000	23,840,982
Centerra Gold, Inc.[3]	1,447,151	25,569,294
Chesapeake Gold Corp.[2]	881,775	8,776,637
China Gold International
Resources Corp. Ltd.[2]	5,305,926	13,333,174
Claude Resources, Inc.[2]	1,424,790	1,902,051
Coeur d’Alene Mines
Corp.[2]	1,830,700	44,193,098
Colossus Minerals, Inc.[2]	4,991,767	29,546,361
Continental Gold Ltd.[2]	2,664,465	19,668,002
Detour Gold Corp.[2,3]	3,654,800	90,226,474
Duluth Metals Ltd.[1,2]	7,804,800	16,011,811
Dundee Precious Metals, Inc.[2]	2,200,000	17,751,166
Eldorado Gold Corp.[3,4]	7,365,400	101,362,364
Eldorado Gold Corp.[3,4]	2,316,278	31,756,171
Eldorado Gold Corp., CDI	1,760,000	24,481,697
European Goldfields Ltd.[2,3]	4,197,114	48,944,014
Extorre Gold Mines Ltd.[1,2,3]	3,646,400	26,952,041
Extorre Gold Mines Ltd., Legend Shares[1,2]	4,942,922	36,535,168
First Majestic Silver Corp.[2]	2,360,000	39,798,577
Franco-Nevada Corp.[3,4]	480,000	18,273,600
Franco-Nevada Corp.[4]	581,823	22,147,824
Freeport-McMoRan Copper & Gold, Inc., Cl. B	1,250,000	45,987,500
Fresnillo plc	420,000	9,959,933
Globe Specialty Metals, Inc.	73,500	984,165
Gold Fields Ltd.,
Sponsored ADR	1,450,000	22,112,500
Goldcorp, Inc.[3,4]	3,928,561	173,838,824
Goldcorp, Inc.[4]	1,999,704	88,742,692
Guyana Goldfields, Inc.[2]	1,156,500	8,514,110
Harmony Gold Mining Co. Ltd., Sponsored ADR	300,000	3,492,000

11  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining Continued
IAMGOLD Corp.	6,419,845	$101,754,543
International Minerals Corp.[2]	404,446	2,302,613
Ivanhoe Mines Ltd.[2,3]	3,279,447	58,111,801
Kinross Gold Corp.[3,4]	10,827,771	123,609,302
Kinross Gold Corp.[3,4]	6,808,890	77,621,346
Kirkland Lake Gold, Inc.[2]	2,360,300	35,725,964
Koza Altin Isletmeleri AS	880,000	11,663,630
Lake Shore Gold Corp.[1,2]	19,003,718	23,877,064
Lydian International Ltd.[1,2]	1,985,907	4,503,014
Medusa Mining Ltd.	3,000,000	13,654,356
Minefinders Corp. Ltd.[2]	3,156,989	33,464,083
New Gold, Inc.[2,3]	11,343,570	114,465,668
Newcrest Mining Ltd.	3,039,013	92,005,589
Newmont Mining Corp.[3]	3,298,728	197,956,667
Osisko Mining Corp.[2,3]	6,275,653	60,615,878
Pan American Silver Corp.[3]	1,622,441	35,385,438
Paramount Gold & Silver Corp.[2]	114,760	245,586
Perseus Mining Ltd.[2]	2,700,000	6,731,779
Premier Gold Mines Ltd.[1,2]	7,158,900	31,762,678
Rainy River Resources Ltd.[1,2]	3,539,800	24,843,750
Randgold Resources Ltd., ADR[3]	214,514	21,901,879
Real Gold Mining Ltd.	10,400,000	3,559,241
Rio Alto Mining Ltd.[2]	813,668	2,547,829
Romarco Minerals, Inc.[1,2]	29,927,000	31,726,292
Romarco Minerals, Inc., Legend Shares[1,2,5]	4,200,000	4,452,515
Royal Gold, Inc.[3]	303,050	20,434,662
Rubicon Minerals Corp.[1,2,3]	14,371,727	54,325,128
San Gold Corp.[1,2]	20,589,712	38,198,337
SEMAFO, Inc.[3]	11,589,748	75,084,502
Silver Standard Resources, Inc.[2,3]	402,530	5,562,965
Silver Wheaton Corp.[3]	4,919,200	142,460,032
Tahoe Resources, Inc.[2]	2,284,069	39,639,107
Timmins Gold Corp.[2]	5,781,224	11,065,901
Yamana Gold, Inc.[3]	5,051,400	74,475,610
Zhaojin Mining Industry Co. Ltd.	22,694,000	36,057,470

		3,434,056,198

Total Common Stocks (Cost $2,898,026,589)		3,448,744,198

	Units
Rights, Warrants and Certificates—0.0%
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/13[1,2]	513,653	—
Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14[2]	483,450	688,101
Silver Range Resources Ltd. Wts., Strike Price $0.85, Exp. 2/10/13[2]	83,328	44,169

Total Rights, Warrants and Certificates (Cost $148,711)		732,270
Total Investments, at Value (Cost $2,996,834,325)	99.7%	$3,541,508,516
Other Assets Net of Liabilities	0.3	10,827,808

Net Assets	100.0%	$3,552,336,324

12  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.
Strike price is reported in U.S. Dollars except for those denoted in the following currency:

CAD	Canadian Dollar

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units	Gross	Gross	Shares/Units
	June 30, 2011	Additions	Reductions	December 30, 2011

Duluth Metals Ltd.	7,704,800	100,000	—	7,804,800
Duluth Metals Ltd. Wts.,
Strike Price $0.001, Exp. 1/18/13	—	513,653	—	513,653
East Asia Minerals Corp.	5,679,700	—	5,679,700	—
Extorre Gold Mines Ltd.	3,646,400	—	—	3,646,400
Extorre Gold Mines Ltd.,
Legend Shares	4,942,922	—	—	4,942,922
Golden Minerals Co.	454,000	—	454,000	—
Golden Minerals Co.	335,952	—	335,952	—
Lake Shore Gold Corp.[a]	16,803,718	2,200,000	—	19,003,718
Lake Shore Gold Corp.,
Legend Shares	2,906,171	—	2,906,171	—
Lydian International Ltd.[a]	4,757,937	50,000	2,822,030	1,985,907
Lydian International Ltd.,
Legend Shares	1,313,454	—	1,313,454	—
Oppenheimer Gold & Special
Minerals Fund (Cayman) Ltd.[b]	4,056	—	—	4,056
Oppenheimer Institutional
Money Market Fund, Cl. E	22,339,401	383,678,299	406,017,700	—
Premier Gold Mines Ltd.	7,058,900	100,000	—	7,158,900
Premier Gold Mines Ltd.,
Legend Shares	835,000	—	835,000	—
Rainy River Resources Ltd.[a]	3,489,800	50,000	—	3,539,800
Rainy River Resources Ltd.,
Legend Shares	1,786,514	—	1,786,514	—
Romarco Minerals, Inc.	29,927,000	—	—	29,927,000
Romarco Minerals, Inc.,
Legend Shares	4,200,000	—	—	4,200,000
Rubicon Minerals Corp.	14,371,727	—	—	14,371,727
Rubicon Minerals Corp.,
Legend Shares	1,099,000	—	1,099,000	—
San Gold Corp.	19,989,712	600,000	—	20,589,712
San Gold Corp., Legend Shares	2,000,000	—	2,000,000	—
Uranium Energy Corp.	5,229,508	—	429,508	4,800,000

13  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

				Realized
	Value		Income	Gain (Loss)

Duluth Metals Ltd.	$16,011,811		$53,358	$—
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/13	—		—	—
East Asia Minerals Corp.	—		577,873	(15,217,979)
Extorre Gold Mines Ltd.	26,952,041		—	—
Extorre Gold Mines Ltd., Legend Shares	36,535,168		—	—
Golden Minerals Co.	—		—	(5,137,088)
Golden Minerals Co.	—		—	(3,363,424)
Lake Shore Gold Corp.[a]	—	[c]	—	—
Lake Shore Gold Corp., Legend Shares	—		—	(5,238,958)
Lydian International Ltd.[a]	—	[c]	—	(136,999)
Lydian International Ltd., Legend Shares	—		—	385,001
Oppenheimer Gold & Special Minerals
Fund (Cayman) Ltd.[b]	92,032,048		—	51,210
Oppenheimer Institutional Money
Market Fund, Cl. E	—		10,642	—
Premier Gold Mines Ltd.	31,762,678		—	—
Premier Gold Mines Ltd., Legend Shares	—		—	1,777,118
Rainy River Resources Ltd.[a]	—	[c]	—	—
Rainy River Resources Ltd., Legend Shares	—		—	554,915
Romarco Minerals, Inc.	31,726,292		—	—
Romarco Minerals, Inc., Legend Shares	4,452,515		—	—
Rubicon Minerals Corp.	54,325,128		—	—
Rubicon Minerals Corp., Legend Shares	—		—	(950,804)
San Gold Corp.	38,198,337		—	—
San Gold Corp., Legend Shares	—		—	(3,723,894)
Uranium Energy Corp.	14,688,000		—	(1,239,364)

	$346,684,018		$641,873	$(32,240,266)

a.	No longer an affiliate as of December 30, 2011.

b.	Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

2.	Non-income producing security.

3.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.

4.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,452,515 or 0.13% of the Fund’s net assets as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

14  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$92,032,048	$—	$92,032,048
Common Stocks
Energy	14,688,000	—	—	14,688,000
Materials	3,358,618,476	71,878,481	3,559,241	3,434,056,198
Rights, Warrants and Certificates	732,270	—	—	732,270

Total Investments, at Value	3,374,038,746	163,910,529	3,559,241	3,541,508,516
Other Financial Instruments:
Foreign currency exchange contracts	—	2,444	—	2,444

Total Assets	$3,374,038,746	$163,912,973	$3,559,241	$3,541,510,960

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(888,156)	$—	$—	$(888,156)
Depreciated options written, at value	(2,444,355)	—	—	(2,444,355)
Foreign currency exchange contracts	—	(29,951)	—	(29,951)

Total Liabilities	$(3,332,511)	$(29,951)	$—	$(3,362,462)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Materials	$173,258,757	$(173,258,757)

Total Assets	$173,258,757	$(173,258,757)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

15  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$2,502,694,202	70.7%
United States	739,240,941	20.9
Australia	136,232,706	3.9
South Africa	75,695,500	2.1
China	36,057,470	1.0
Jersey, Channel Islands	26,404,893	0.7
Turkey	11,663,630	0.3
United Kingdom	9,959,933	0.3
Mongolia	3,559,241	0.1

Total	$3,541,508,516	100.0%

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Brown Brothers Harriman
Canadian Dollar (CAD)	Sell	8,403 CAD	1/3/12-1/9/12	$8,248,535	$—	$18,003

JP Morgan Chase:
Canadian Dollar (CAD)	Sell	5,181 CAD	1/4/12-1/5-12	5,085,352	2,444	8,880
New Turkish Lira (TRY)	Buy	1,522 TRY	1/3/12	803,783	—	3,068

					2,444	11,948

					$2,444	$29,951

Written Options as of December 30, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Barrick Gold Corp.	Put	2,000	$41.000	1/23/12	$296,109	$(56,000)	$240,109
Centerra Gold, Inc.	Put	1,610	16.700 CAD	1/23/12	210,616	(59,264)	151,352
Coeur d’Alene Mines Corp.	Put	2,000	21.000	1/23/12	188,651	(40,000)	148,651
First Majestic Silver Corp.	Put	1,000	15.000	1/23/12	121,975	(30,000)	91,975
First Quantum Minerals Ltd.	Put	2,000	18.000 CAD	1/23/12	275,649	(68,712)	206,937
Franco-Nevada Corp.	Put	2,000	40.000	1/23/12	263,950	(490,000)	(226,050)
Franco-Nevada Corp.	Put	2,000	40.000 CAD	1/23/12	188,850	(328,834)	(139,984)
New Gold, Inc.	Put	6,000	13.000 CAD	1/23/12	567,282	(1,625,521)	(1,058,239)
NovaGold Resources, Inc.	Put	2,000	9.000	1/23/12	203,951	(180,000)	23,951
Randgold Resources Ltd., ADR	Put	2,000	87.500	1/23/12	347,248	(50,000)	297,248
Randgold Resources Ltd., ADR	Put	1,000	90.000	1/23/12	94,776	(45,000)	49,776
Royal Gold, Inc.	Put	2,000	60.000	1/23/12	195,771	(80,000)	115,771
Royal Gold, Inc.	Put	1,012	50.000	1/23/12	123,439	(15,180)	108,259
Silver Wheaton Corp.	Put	2,000	29.000	1/23/12	301,949	(264,000)	37,949

					$3,380,216	$(3,332,511)	$47,705

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

CAD	Canadian Dollar
See accompanying Notes to Financial Statements.

16  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited
December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,639,153,617)	$3,194,824,498
Affiliated companies (cost $259,021,683)	254,651,970
Wholly-owned subsidiary (cost $98,659,025)	92,032,048

3,541,508,516

Unrealized appreciation on foreign currency exchange contracts	2,444

Receivables and other assets:
Investments sold	35,045,636
Shares of beneficial interest sold	6,866,036
Dividends	1,222,723
Other	208,703

Total assets	3,584,854,058

Liabilities
Bank overdraft	1,808,556

Bank overdraft-foreign currencies	4,809,526

Appreciated options written, at value (premiums received $2,360,134)	888,156

Depreciated options written, at value (premiums received $1,020,082)	2,444,355

Unrealized depreciation on foreign currency exchange contracts	29,951

Payables and other liabilities:
Shares of beneficial interest redeemed	19,483,936
Transfer and shareholder servicing agent fees	1,108,274
Investments purchased	803,783
Distribution and service plan fees	657,750
Trustees’ compensation	209,738
Shareholder communications	155,166
Other	118,543

Total liabilities	32,517,734

Net Assets	$3,552,336,324

Composition of Net Assets
Paid-in capital	$3,341,514,542

Accumulated net investment loss	(468,994,246)

Accumulated net realized gain on investments and foreign currency transactions	135,080,784

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	544,735,244

Net Assets	$3,552,336,324

1. December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

17  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,018,436,778 and 58,206,741 shares of beneficial interest outstanding)	$34.68
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$36.80
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $128,870,755 and 3,894,111 shares of beneficial interest outstanding)	$33.09
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $515,564,626 and 15,728,449 shares of beneficial interest outstanding)	$32.78
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $227,514,338 and 6,780,365 shares of beneficial interest outstanding)	$33.55
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $661,949,827 and 19,192,037 shares of beneficial interest outstanding)	$34.49
See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,283,276)	$12,449,029
Affiliated companies (net of foreign withholding taxes of $128,741)	641,873
Interest	919
Other income	17,374

Total investment income	13,109,195

Expenses
Management fees	13,520,519
Distribution and service plan fees:
Class A	3,481,759
Class B	814,974
Class C	3,163,391
Class N	672,361
Transfer and shareholder servicing agent fees:
Class A	4,965,153
Class B	242,102
Class C	603,653
Class N	431,219
Class Y	200,410
Shareholder communications:
Class A	169,119
Class B	19,820
Class C	33,375
Class N	13,657
Class Y	18,917
Custodian fees and expenses	85,914
Trustees’ compensation	38,288
Administration service fees	750
Other	274,113

Total expenses	28,749,494
Less waivers and reimbursements of expenses	(134,181)

Net expenses	28,615,313

Net Investment Loss	(15,506,118)

1. December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

19  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$151,046,144
Affiliated companies	(32,291,476)
Wholly-owned subsidiary	51,210
Closing and expiration of option contracts written	20,500,138
Foreign currency transactions	2,482,487
Short positions	(207,401)

Net realized gain	141,581,102
Net change in unrealized appreciation/depreciation on:
Investments	(792,884,200)
Translation of assets and liabilities denominated in foreign currencies	(100,757,465)
Option contracts written	(3,507,062)

Net change in unrealized appreciation/depreciation	(897,148,727)

Net Decrease in Net Assets Resulting from Operations	$(771,073,743)

See accompanying Notes to Financial Statements.

20  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	December 30, 2011[1]	June 30,
	(Unaudited)	2011

Operations
Net investment loss	$(15,506,118)	$(33,221,979)
Net realized gain	141,581,102	627,230,028
Net change in unrealized appreciation/depreciation	(897,148,727)	249,128,839

Net increase (decrease) in net assets resulting from operations	(771,073,743)	843,136,888

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(34,810,346)	(314,109,268)
Class B	(1,171,268)	(16,107,603)
Class C	(6,072,427)	(56,763,254)
Class N	(3,728,853)	(21,907,883)
Class Y	(16,311,298)	(4,636,534)

	(62,094,192)	(413,524,542)
Distributions from net realized gain:
Class A	(98,600,637)	(69,442,499)
Class B	(6,565,176)	(3,870,155)
Class C	(26,543,222)	(13,387,420)
Class N	(11,306,684)	(4,974,613)
Class Y	(31,961,434)	(988,470)

	(174,977,153)	(92,663,157)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(526,357,374)	357,261,110
Class B	(6,726,648)	6,893,331
Class C	23,560,643	116,160,181
Class N	28,119,862	92,585,780
Class Y	606,574,974	241,731,148

	125,171,457	814,631,550

Net Assets
Total increase (decrease)	(882,973,631)	1,151,580,739
Beginning of period	4,435,309,955	3,283,729,216

End of period (including accumulated net investment loss of $468,994,246 and $391,393,936, respectively)	$3,552,336,324	$4,435,309,955

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.

21  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	December 30, 2011[1]				Year Ended June 30,
Class A	(Unaudited)	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$44.89	$39.93	$26.21	$38.79	$31.81	$29.15

Income (loss) from investment operations:
Net investment income (loss)[2]	(.14)	(.28)	(.26)	.78 [3]	(.09)	(.08)
Net realized and unrealized gain (loss)	(7.66)	10.76	14.65	(12.42)	9.31	7.22

Total from investment operations	(7.80)	10.48	14.39	(11.64)	9.22	7.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(4.52)	(.67)	(.49)	(.76)	(.16)
Distributions from net realized gain	(1.78)	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions to shareholders	(2.41)	(5.52)	(.67)	(.94)	(2.24)	(4.48)
Net asset value, end of period	$34.68	$44.89	$39.93	$26.21	$38.79	$31.81

Total Return, at Net Asset Value[4]	(17.50)%	25.22%	55.18%	(28.29)%	29.43%	25.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,018,437	$3,140,551	$2,500,205	$1,439,082	$1,919,047	$1,003,705
Average net assets (in thousands)	$2,845,696	$3,277,921	$1,983,223	$1,184,093	$1,518,510	$752,592

Ratios to average net assets:[5]
Net investment income (loss)	(0.64)%	(0.61)%	(0.74)%	3.35%[3]	(0.24)%	(0.26)%
Total expenses[6]	1.24%	1.07%	1.12%	1.20%	1.06%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.23%	1.07%	1.12%	1.19%	1.06%	1.10%
Portfolio turnover rate	22%	37%	20%	81%	45%	46%

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $0.67 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.25%
Year Ended June 30, 2011	1.07%
Year Ended June 30, 2010	1.12%
Year Ended June 30, 2009	1.20%
Year Ended June 30, 2008	1.06%
Year Ended June 30, 2007	1.10%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.24%
Year Ended June 30, 2011	1.07%
Year Ended June 30, 2010	1.12%
Year Ended June 30, 2009	1.19%
Year Ended June 30, 2008	1.06%
Year Ended June 30, 2007	1.10%
See accompanying Notes to Financial Statements.

22  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Six Months
	Ended
	December 30, 2011[1]					Year Ended June 30,
Class B	(Unaudited)	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$42.76	$38.26	$25.17	$37.00	$30.44	$28.13
Income (loss) from investment operations:
Net investment income (loss)[2]	(.29)	(.64)	(.54)	.62 [3]	(.36)	(.30)
Net realized and unrealized gain (loss)	(7.28)	10.30	14.06	(11.78)	8.90	6.93

Total from investment operations	(7.57)	9.66	13.52	(11.16)	8.54	6.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(4.16)	(.43)	(.22)	(.50)	—
Distributions from net realized gain	(1.78)	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions
to shareholders	(2.10)	(5.16)	(.43)	(.67)	(1.98)	(4.32)
Net asset value, end of period	$33.09	$42.76	$38.26	$25.17	$37.00	$30.44

Total Return, at Net Asset Value[4]	(17.82)%	24.19%	53.86%	(28.91)%	28.44%	24.97%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$128,871	$171,961	$149,228	$111,935	$176,880	$138,568
Average net assets (in thousands)	$161,890	$178,499	$137,358	$101,129	$167,286	$121,560
Ratios to average net assets:[5]
Net investment income (loss)	(1.35)%	(1.44)%	(1.61)%	2.79%[3]	(1.03)%	(1.05)%
Total expenses[6]	1.96%	1.91%	1.98%	2.09%	1.86%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.95%	1.91%	1.98%	2.03%	1.86%	1.90%
Portfolio turnover rate	22%	37%	20%	81%	45%	46%

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.97%
Year Ended June 30, 2011	1.91%
Year Ended June 30, 2010	1.98%
Year Ended June 30, 2009	2.09%
Year Ended June 30, 2008	1.86%
Year Ended June 30, 2007	1.90%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.96%
Year Ended June 30, 2011	1.91%
Year Ended June 30, 2010	1.98%
Year Ended June 30, 2009	2.03%
Year Ended June 30, 2008	1.86%
Year Ended June 30, 2007	1.90%
See accompanying Notes to Financial Statements.

23  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	December 30, 2011[1]				Year Ended June 30,
Class C	(Unaudited)	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$42.46	$38.04	$25.05	$36.89	$30.41	$28.10

Income (loss) from investment operations:
Net investment income (loss)[2]	(.26)	(.60)	(.50)	.61 [3]	(.35)	(.30)
Net realized and unrealized gain (loss)	(7.23)	10.26	13.98	(11.74)	8.88	6.93

Total from investment operations	(7.49)	9.66	13.48	(11.13)	8.53	6.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(4.24)	(.49)	(.26)	(.57)	—
Distributions from net realized gain	(1.78)	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions
to shareholders	(2.19)	(5.24)	(.49)	(.71)	(2.05)	(4.32)

Net asset value, end of period	$32.78	$42.46	$38.04	$25.05	$36.89	$30.41

Total Return, at Net Asset Value[4]	(17.76)%	24.31%	53.98%	(28.84)%	28.45%	25.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$515,564	$637,676	$476,835	$288,407	$422,169	$228,513

Average net assets (in thousands)	$627,632	$620,759	$396,328	$252,930	$343,807	$174,909

Ratios to average net assets:[5]
Net investment income (loss)	(1.23)%	(1.35)%	(1.51)%	2.76%[3]	(1.00)%	(1.03)%
Total expenses[6]	1.84%	1.81%	1.88%	1.98%	1.82%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.83%	1.81%	1.88%	1.96%	1.82%	1.87%

Portfolio turnover rate	22%	37%	20%	81%	45%	46%

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $0.64 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.85%
Year Ended June 30, 2011	1.81%
Year Ended June 30, 2010	1.88%
Year Ended June 30, 2009	1.98%
Year Ended June 30, 2008	1.82%
Year Ended June 30, 2007	1.87%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.84%
Year Ended June 30, 2011	1.81%
Year Ended June 30, 2010	1.88%
Year Ended June 30, 2009	1.96%
Year Ended June 30, 2008	1.82%
Year Ended June 30, 2007	1.87%
See accompanying Notes to Financial Statements.

24  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Six Months
	Ended
	December 30, 2011[1]				Year Ended June 30,
Class N	(Unaudited)	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$43.53	$38.88	$25.58	$37.94	$31.18	$28.68
Income (loss) from investment operations:
Net investment income (loss)[2]	(.18)	(.44)	(.39)	.57 [3]	(.21)	(.17)
Net realized and unrealized gain (loss)	(7.43)	10.49	14.30	(12.04)	9.13	7.08

Total from investment operations	(7.61)	10.05	13.91	(11.47)	8.92	6.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(4.40)	(.61)	(.44)	(.68)	(.09)
Distributions from net realized gain	(1.78)	(1.00)	—	(.45)	(1.48)	(4.32)

Total dividends and/or distributions to shareholders	(2.37)	(5.40)	(.61)	(.89)	(2.16)	(4.41)

Net asset value, end of period	$33.55	$43.53	$38.88	$25.58	$37.94	$31.18

Total Return, at Net Asset Value[4]	(17.61)%	24.79%	54.60%	(28.55)%	29.04%	25.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227,514	$263,079	$157,461	$72,805	$71,049	$29,063

Average net assets (in thousands)	$266,898	$236,220	$115,927	$54,016	$49,137	$22,412

Ratios to average net assets:[5]
Net investment income (loss)	(0.85)%	(0.96)%	(1.12)%	2.55%[3]	(0.59)%	(0.57)%
Total expenses[6]	1.47%	1.43%	1.55%	1.63%	1.39%	1.41%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses[7]	1.45%	1.43%	1.49%	1.52%	1.39%	1.41%

Portfolio turnover rate	22%	37%	20%	81%	45%	46%

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.48%
Year Ended June 30, 2011	1.43%
Year Ended June 30, 2010	1.55%
Year Ended June 30, 2009	1.63%
Year Ended June 30, 2008	1.39%
Year Ended June 30, 2007	1.41%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	1.46%
Year Ended June 30, 2011	1.43%
Year Ended June 30, 2010	1.49%
Year Ended June 30, 2009	1.52%
Year Ended June 30, 2008	1.39%
Year Ended June 30, 2007	1.41%
See accompanying Notes to Financial Statements.

25  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	December 30, 2011[1]	Period Ended
Class Y	(Unaudited)	June 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$44.90	$45.55

Income (loss) from investment operations:
Net investment loss[3]	(.02)	(.05)
Net realized and unrealized gain (loss)	(7.70)	5.09

Total from investment operations	(7.72)	5.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.91)	(4.69)
Distributions from net realized gain	(1.78)	(1.00)

Total dividends and/or distributions to shareholders	(2.69)	(5.69)

Net asset value, end of period	$34.49	$44.90

Total Return, at Net Asset Value[4]	(17.33)%	10.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$661,950	$222,043

Average net assets (in thousands)	$452,782	$89,984

Ratios to average net assets:[5]
Net investment loss	(0.12)%	(0.13)%
Total expenses[6]	0.74%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.73%	0.66%

Portfolio turnover rate	22%	37%

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2.	For the period from September 7, 2010 (inception of offering) to June 30, 2011.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	0.75%
Period Ended June 30, 2011	0.66%

7.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 30, 2011	0.74%
Period Ended June 30, 2011	0.66%
See accompanying Notes to Financial Statements.

26  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STAT E MENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Semiannual Period. Since December 30, 2011 represents the last day during the Fund’s semiannual period on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

27  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATE MENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

28  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
     As of December 30, 2011 the Fund had no outstanding securities sold short.
Investment in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and guidelines, and follow the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

29  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATE MENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended December 30, 2011, the Subsidiary has a surplus of $1,572,905 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.
     The Fund invests primarily in the mining and metals industry.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign

30  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     During the fiscal year ended June 30, 2011, the Fund utilized $212,935,676 of capital loss carryforward to offset capital gains realized in that fiscal year. As of June 30, 2011, the Fund had available for federal income tax purposes straddle losses of $280,858.
     As of December 30, 2011, the Fund had available for federal income tax purposes no estimated capital loss. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended December 30, 2011, it is estimated that the Fund will utilize $280,858 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

31  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,001,785,078
Federal tax cost of other investments	(3,380,216)

Total federal tax cost	$2,998,404,862

Gross unrealized appreciation	$861,856,783
Gross unrealized depreciation	(322,085,640)

Net unrealized appreciation	$539,771,143

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended December 30, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,419
Payments Made to Retired Trustees	—
Accumulated Liability as of December 30, 2011	100,667
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

32  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

33  |  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 30, 2011		Year Ended June 30, 2011[1]
	Shares	Amount	Shares	Amount

Class A
Sold	12,251,481	$541,026,552	35,306,719	$1,654,658,860
Dividends and/or
distributions reinvested	3,441,456	121,759,004	5,521,055	268,488,537
Redeemed	(27,442,755)	(1,189,142,930)	(33,491,892)	(1,565,886,287)

Net increase (decrease)	(11,749,818)	$(526,357,374)	7,335,882	$357,261,110

Class B
Sold	375,967	$15,849,065	1,121,235	$50,449,505
Dividends and/or
distributions reinvested	203,547	6,873,773	369,042	17,116,156
Redeemed	(706,950)	(29,449,486)	(1,369,311)	(60,672,330)

Net increase (decrease)	(127,436)	$(6,726,648)	120,966	$6,893,331

Class C
Sold	2,406,260	$98,196,995	5,160,896	$232,029,649
Dividends and/or
distributions reinvested	769,655	25,744,947	1,154,815	53,156,150
Redeemed	(2,466,868)	(100,381,299)	(3,832,423)	(169,025,618)

Net increase	709,047	$23,560,643	2,483,288	$116,160,181

Class N
Sold	1,794,871	$76,962,158	3,849,915	$175,742,106
Dividends and/or
distributions reinvested	403,337	13,809,943	517,587	24,378,323
Redeemed	(1,461,446)	(62,652,239)	(2,373,526)	(107,534,649)

Net increase	736,762	$28,119,862	1,993,976	$92,585,780

Class Y
Sold	16,399,724	$697,131,905	5,710,742	$276,643,602
Dividends and/or
distributions reinvested	245,220	8,626,835	115,881	5,606,301
Redeemed	(2,398,620)	(99,183,766)	(880,910)	(40,518,755)

Net increase	14,246,324	$606,574,974	4,945,713	$241,731,148

1.	For the year ended June 30, 2011, for Class A, Class B, Class C and Class N shares, and for the period from September 7, 2010 (inception of offering) to June 30, 2011, for Class Y shares.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$927,729,597	$1,029,420,343
34 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Effective October 1, 2011

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Next $2 billion	0.58
Next $4 billion	0.57
Over $10 billion	0.56

Fee Schedule Thru Sept. 30, 2011

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Over $4 billion	0.58
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended December 30, 2011, the Fund paid $6,054,842 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts.
35 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 30, 2011 were as follows:

Class B	$732,431
Class C	6,864,463
Class N	2,998,829
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
Six Months	Retained by	Retained by	Retained by	Retained by	Retained by
Ended	Distributor	Distributor	Distributor	Distributor	Distributor

December 30, 2011	$416,649	$44,267	$177,704	$81,622	$851
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended December 30, 2011, the Manager waived $116,165.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $7,442 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to September 1, 2011. Effective September 1, 2011, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.
36 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

During the six months ended December 30, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$10,574
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example,
37 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their
38 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not	Statement of Assets		Statement of Assets
Accounted for as	and Liabilities		and Liabilities
Hedging Instruments	Location	Value	Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$2,444	Unrealized depreciation on foreign currency exchange contracts	$29,951
Equity contracts			Appreciated options written, at value	888,156
Equity contracts			Depreciated options written, at value	2,444,355

Total		$2,444		$3,362,462

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from	Closing and
Derivatives Not	unaffiliated companies	expiration of	Foreign
Accounted for as	(including premiums	option contracts	currency
Hedging Instruments	on options exercised)*	written	transactions	Total

Equity contracts	$6,018,819	$20,500,138	$—	$26,518,957
Foreign exchange contracts	—	—	833,522	833,522

Total	$6,018,819	$20,500,138	$833,522	$27,352,479

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Option contracts	Translation of assets and liabilities
for as Hedging Instruments	written	denominated in foreign currencies	Total

Equity contracts	$(3,507,062)	$—	$(3,507,062)
Foreign exchange contracts	—	38,707	38,707

Total	$(3,507,062)	$38,707	$(3,468,355)

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
39 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the six months ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $6,332,907 and $9,824,294, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
40 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the six months ended December 30, 2011, the Fund had an ending monthly average market value of $7,397,804 and $8,827,451 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the six months ended December 30, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of June 30, 2011	72,000	$9,166,073	94,500	$11,825,430
Options written	87,000	10,259,780	71,000	8,577,245
Options closed or expired	(136,000)	(16,225,975)	(114,333)	(14,203,518)
Options exercised	(23,000)	(3,199,878)	(22,545)	(2,818,941)

Options outstanding as of December 30, 2011	—	$—	28,622	$3,380,216

6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond
41 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity
42 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
43 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
44 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Shanquan Li, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load precious metals funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load precious metals funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were equal to its peer group median and lower than its peer group average. The Fund’s contractual management fees and total expenses were lower than its peer group median and average. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.
45 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Manager agreed to a revised breakpoint schedule that, effective October 1, 2011, declines for additional assets as the Fund’s assets grow: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $2.2 billion, 0.59% of the next $1 billion, 0.58% of the next $2 billion, 0.57% of the next $4 billion and 0.56% of average annual net assets over $10 billion.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
46 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
47 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
Shanquan Li, Vice President
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2012 OppenheimerFunds, Inc. All rights reserved.
48 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Financial Statements for Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. for the Six Months Ended December 30, 2011

50	Statement of Investments
52	Statement of Assets and Liabilities
53	Statement of Operations
54	Statements of Changes in Net Assets
55	Notes to Financial Statements
49 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENT OF INVESTMENTS December 30, 2011* / Unaudited

	Shares	Value

Investment Company—100.7%
SPDR Gold Trust[1,2] (Cost $100,708,915)	610,000	$92,713,900
Total Investments, at Value (Cost $100,708,915)	100.7%	92,713,900
Liabilities in Excess of Other Assets	(0.7)	(681,852)

Net Assets	100.0%	$92,032,048

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.

2.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Company	$92,713,900	$—	$—	$92,713,900

Total Assets	$92,713,900	$—	$—	$92,713,900

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(209,000)	$—	$—	$(209,000)
Depreciated options written, at value	(387,000)	—	—	(387,000)

Total Liabilities	$(596,000)	$—	$—	$(596,000)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
50 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Written Options as of December 30, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

SPDR Gold Trust	Put	1,000	$150.000	1/23/12	$234,413	$(209,000)	$25,413
SPDR Gold Trust	Put	1,000	150.000	2/20/12	232,973	(387,000)	(154,027)

					$467,386	$(596,000)	$(128,614)

See accompanying Notes to Financial Statements.
51 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENT OF ASSETS AND LIABILITIES Unaudited
December 30, 20111

Assets
Investments, at value (cost $100,708,915)—see accompanying statement of investments	$92,713,900

Liabilities
Appreciated options written, at value (premiums received $234,413)	209,000
Depreciated options written, at value (premiums received $232,973)	387,000
Payables and other liabilities:
Management and administrative fees	54,660
Investments purchased	12,023
Other	19,169

Total liabilities	681,852

Net Assets	$92,032,048

Composition of Net Assets
Par value of shares of beneficial interest	$41
Additional paid-in capital	98,623,771
Accumulated net investment loss	(168,128)
Accumulated net realized gain on investments	1,699,993
Net unrealized depreciation on investments	(8,123,629)

Net Assets—applicable to 4,055.82 shares of beneficial interest outstanding	$92,032,048

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$22,691.35

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
52 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEMIER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended December 30, 20111

Expenses
Management fees	$116,636
Legal, auditing and other professional fees	5,949
Directors’ compensation	3,681
Custodian fees and expenses	332
Other	490

Total expenses	127,088

Net Investment Loss	(127,088)

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (including premiums on options exercised)	1,002,685
Closing and expiration of option contracts written	697,308

Net realized gain	1,699,993
Net change in unrealized appreciation/depreciation on:
Investments	(8,123,561)
Option contracts written	(128,614)

Net change in unrealized appreciation/depreciation	(8,252,175)

Net Decrease in Net Assets Resulting from Operations	$(6,679,270)

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
53 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	December 30, 2011[1]	Period Ended
	(Unaudited)	June 30, 2011[2]

Operations
Net investment loss	$(127,088)	$(41,040)
Net realized gain	1,699,993	—
Net change in unrealized appreciation/depreciation	(8,252,175)	128,546

Net increase (decrease) in net assets resulting from operations	(6,679,270)	87,506

Capital Transactions
Net increase in net assets resulting from capital transactions	97,123,441	1,500,371

Net Assets
Total increase	90,444,171	1,587,877
Beginning of period	1,587,877	—

End of period (including accumulated net investment loss of $168,128 and $41,040, respectively)	$92,032,048	$1,587,877

1.	December 30, 2011 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2.	For the period from December 8, 2010 (commencement of operations) to June 30, 2011.
See accompanying Notes to Financial Statements.
54 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”) related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of December 30, 2011, 100% of the Fund was owned by Oppenheimer Gold & Special Minerals Fund (“OGSMF”). The Manager is also the investment adviser of OGSMF. The Fund commenced operations on December 8, 2010.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of December 30, 2011, the directors have not designated classes or series of outstanding participating shares. During the six months ended December 30, 2011, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Semiannual Period. Since December 30, 2011 represents the last day during the Fund’s semiannual period on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
55 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
56 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
57 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 4,055.82 participating shares for $405,582 on December 8, 2010 in conjunction with OGSMF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

	Six Months Ended	Period Ended
	December 30, 2011	June 30, 2011[1]
	Amount	Amount

Contributions	$98,000,626	$1,500,371
Withdrawals	(877,185)	—

Net increase	$97,123,441	$1,500,371

1.	For the period from December 8, 2010 (commencement of operations) to June 30, 2011.
3. Expenses
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Effective October 1, 2011
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Next $2 billion	0.58
Next $4 billion	0.57
Over $10 billion	0.56

Fee Schedule Thru Sept. 30, 2011
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Over $4 billion	0.58
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Effective October 1, 2011
Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330

Fee Schedule Thru Sept. 30, 2011
Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
58 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fee Schedule Effective October 1, 2011
Next $2.2 billion	0.300%
Next $1 billion	0.295
Next $2 billion	0.290
Next $4 billion	0.285
Over $10 billion	0.280

Fee Schedule Thru Sept. 30, 2011
Next $2.2 billion	0.300%
Next $1 billion	0.295
Over $4 billion	0.290
The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
4. Financial Highlights
The following represents the total return of the Fund for the six months ended December 30, 2011. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Six Months Ended December 30, 2011	(50.01)%
Period Ended June 30, 2011[1]	2.34%
The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

	Six Months Ended	Period Ended
	December 30, 2011	June 30, 2011[1]

Ratios to average net assets:
Net investment loss	(0.81)%	(6.18)%
Total expenses	0.81%	6.18%

1.	For the period from December 8, 2010 (commencement of operations) to June 30, 2011.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
59 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost.
60 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of December 30, 2011 are as follows:

	Liability Derivatives
Derivatives Not	Statement of Assets
Accounted for as	and Liabilities
Hedging Instruments	Location	Value

Equity contracts	Appreciated options
	written, at value	$209,000
Equity contracts	Depreciated options
	written, at value	387,000

Total		$596,000

61 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Closing and
Derivatives Not	Investments	expiration of
Accounted for as	(including premiums	option contracts
Hedging Instruments	on options exercised)*	written	Total

Equity contracts	$512,935	$697,308	$1,210,243

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Option contracts
for as Hedging Instruments	written

Equity contracts	$(128,614)
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
62 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     During the six months ended December 30, 2011, the Fund had an ending monthly average market value of $13,000 and $234,714 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the six months ended December 30, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of June 30, 2011	—	$—	—	$—
Options written	4,000	745,375	4,000	980,321
Options closed or expired	(4,000)	(745,375)	—	—
Options exercised	—	—	(2,000)	(512,935)

Options outstanding as of December 30, 2011	—	$—	2,000	$467,386

6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence
63 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager
64 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 21, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
65 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

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Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
66 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).
67 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) (1) Not applicable to semiannual reports.
     (2) Exhibits attached hereto.
     (3) Not applicable.
(b) Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Gold & Special Minerals Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/9/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 2/9/2012